Exhibit 10.14

Road Freight Transportation Cooperation
Agreement

Contract Number: B-WLHY-HY-GL-20200318-0283

Party A (shipper) : Shengfeng Logistics Group Co., Ltd

Party B (Carrier) : Hubei Luge Logistics Co., Ltd

According to the relevant laws and regulations of the state, through full and friendly negotiation between Party A and Party B, the following agreement is reached on Party B’s provision of freight transportation services for Party A, so that both parties can abide by it.

I. Scope, Content and Method of Cooperation

1. Party A entrusts Party B to carry the road freight transportation business from the departing location designated by Party A to the destination;

Name of freight: general freight

Route: National

2. The specific subject matter of the consigned goods (product name, category, specification and model, quantity, price, etc.) shall be issued in advance by Party A on the online system and shall be subject to each transportation order confirmed by both parties.

II. Cooperation Mode

According to the capabilities and advantages of both companies, combined with the “Internet + logistics” mode of Luge Internet Logistics Platform, both parties will cooperate through the combination of online and offline, jointly create a controllable transport capacity ecosystem for both sides, and realize a low-cost and efficient benign mode of transport.

Party A shall give full play to the convenience of Party A’s offline communication with the participating parties, to be familiar with the site conditions of loading and unloading, to understand the status and specifications of the goods and other advantages, to be responsible for the collection and physical audit of offline drivers, vehicles and certificates, and the organization, coordination and review of the site of loading and unloading, etc..

Party B shall give full play to Party B’s advantages of information technology, standardized operation process and integrity of the vehicle platform, and coordinate with Party B to take charge of vehicle integration and scheduling management, in-transit transportation management, circulation and review of business documents, transportation anomaly and risk management, etc.

III. Rights and Obligations of Party A

1. Party A shall have the right to request Party B to transport the freight to the destination at the time, place and driving route agreed herein. If Party A needs to change the place of arrival or the consignee or cancel the consignment after shipment, Party A shall have the right to request Party B to change the content of the Contract or cancel the Contract. However, Party A shall notify Party B in writing before the goods are delivered to the destination, and all expenses incurred by Party A’s change of transportation instructions (including but not limited to the consignee and the place of arrival of the goods) shall be borne by Party A itself.

2. Party A shall pack the consigned goods in accordance with the prescribed standards, comply with the relevant transportation regulations, and deliver the goods in accordance with the time and quantity stipulated in the contract. Party A shall ensure that the storage yard and unloading work of Party B’s vehicles are smooth when they arrive at the destination.

3. Party A shall be obligated to pay the freight, miscellaneous fees, etc. to Party B according to the specific transportation service items and contents.

4. Party A must strictly require on-site personnel to audit the actual carrier drivers and vehicles, and must have a detailed understanding of the assigned vehicles and personnel to ensure the safety of vehicles and goods during transportation. Party B has the right not to assume the risks of the goods arising therefrom.

5. Party A undertakes to load the goods reasonably and shall not contain prohibited goods, dangerous goods, goods and contraband listed in the national regulations, and shall not intentionally misreport or conceal the weight, specification and nature of the goods.

6. Party A shall have the right to extract all information on the cooperation information platform of both parties, including but not limited to vehicle information, business information, operational process node record information and receipt management information.

IV. Rights and Obligations of Party B:

1. Party B shall deliver the consigned goods to the designated place within the period specified herein, and shall notify relevant personnel of Party A and arrange the consignee to receive the goods as required by Party A.

2. Party B shall track and manage the in-transit transportation and timely report the tracking goods in transit to Party A. In case of any abnormality, Party A shall timely notify the personnel designated by Party A and cooperate with Party A to deal with it.

3. Party B has the right to collect freight, miscellaneous fees and other relevant fees from Party A. If Party B fails to contact the consignee or the consignee refuses to take delivery of the goods, Party B shall timely notify Party A and wait for Party A’s instruction before processing. At the same time, Party B shall be responsible for keeping the goods to avoid any loss or loss of the goods. The storage expenses and all other expenses (including transportation expenses, etc.) arising therefrom shall be borne by Party A. Party B shall not dispose of the goods without authorization.

V. Freight Risks:

In case of loss during the transportation of the goods, both parties shall actively communicate and cooperate with each other upon receiving the feedback, and promptly handle the abnormality. As for the compensation for loss of the goods, both parties agree to proceed according to Method II as follows.

☐ Method 1. Insured transportation: For the freight entrusted by Party A to be carried by Party B, Party A shall specify the value of the freight when placing an order in the system, and Party B shall calculate the insured price according to the insurance rate______ agreed by both parties, increase the freight accordingly, and insure the freight on the platform. Party B shall be liable for compensation arising from damage or loss of the goods in the course of transportation. The amount of compensation shall be the lower of the value of the goods defined by the system at the time of placing the order, and the sales value of the goods or the value of the goods determined by Party A’s customer.

☐ Method II. General transportation: Party A shall purchase insurance on its own for the goods to be shipped by Party B as entrusted by Party A. The risks and losses arising from damage or loss of the goods in the course of transportation shall mainly be settled by Party A to the insurance company, and the limitation for Party B to bear and pay the related losses shall be limited to the freight collected by Party B for such transportation.

VI. Freight settlement and invoice issuance:

1. Transportation fee collection: Party B shall charge Party A a transparent cost and profit for each freight, that is, Party B shall make clear to Party A the freight paid to the actual transport vehicle for each waybill, and 4.9% of the total freight charged to Party A for such waybill shall be Party B’s gross profit rate. The remaining part shall be settled online and transferred to the actual vehicles to be shipped, and the payment record shall be transparent to Party A. If Party A chooses insured transportation, the final freight shall be increased according to the actual insured cost of the goods, and the specific freight for each bill shall be subject to the system waybill.

2. Account reconciliation: After the delivery of orders in the system is completed, both parties shall take the valid electronic documents uploaded by the driver on the platform (including the delivery bill, receipt, etc.) as the audit basis, and conduct freight verification and account reconciliation in the system based on the waybill.

3. Settlement period: The settlement method and period of each order shall be subject to the specific transportation contract or receipt signed by both parties through consultation with the actual carrier vehicle.

4. Settlement method:

Both parties agree that Party A shall, after verifying the receipt of the goods on the waybill, pay the freight payable to Party B to the account designated by Party B, and then trigger an instruction to Party B that the waybill can be settled in the system. Upon receipt of the instruction, Party B’s system will automatically pay the freight payable to the carrier vehicle.

In order to obtain high service quality and long-term cooperation, both parties shall ensure the timeliness and integrity of the freight paid to the driver. Both parties agree that the process of freight payment from Party A to Party B and then to the actual carrying vehicle shall be carried out in the following methods: 1 and/or 2.

☐ Method 1: Party A shall first pay the freight bill to the system account designated by Party B. The designated freight settlement accounts of Party B are shown in the attached list. Then trigger the settlement instruction of the waybill in the system, and let Party B pay the freight due to the driver to the driver’s account.

☐ Method II: Party B introduces the financial institutions cooperating with Party B to provide financial factoring services for Party A. within the credit line of the financial institutions, Party A may not pay the freight to Party B in advance, but directly trigger the waybill settlement instruction in the system, and the credit granting financial institutions shall pay the funds payable to Party B to the system account designated by Party B in advance, Party B’s system will automatically pay the driver the freight payable. Party A shall pay the freight paid by the financial institution to Party B before the advance payment of the financial institution is due, and trigger the repayment instruction in the system, and Party B’s system will automatically transfer the funds to the corresponding financial institution.

If both parties agree to adopt mode 2, the interest to be collected by the fund side shall be borne by Party A and collected and paid by Party B. Specifically, the platform financial factoring service agreement signed separately by the financial institution and Party A shall prevail.

5. Invoicing: Party B shall issue value-added tax invoices for the total freight paid by Party A to Party B, and the invoices shall be issued to the corresponding subsidiary companies of Party A.

VII. Terms of Use of Platform System:

Both parties agree that Party A shall use the “Luge Guanchebao” system of Party B’s parent company (Hefei Weitian Yuntong Information Technology Co., Ltd.) to conduct business interaction with Party B. The agreement of using the system shall be separately signed by Party A and Hefei Weitian Yuntong Information Technology Co., Ltd.

VIII. The agreement of using the platform:

1. Neither party shall be held liable for the breach of contract caused by national policies, natural disasters and other force majeure factors.

2. The freight increase caused by force majeure, such as the state’s regulation of the three excesses, bridge and tunnel policies, highway fees, traffic control of routes, height limit, changes in driving routes, fuel charges, and changes in national policies, shall be negotiated by the two parties on a certain extent.

3. If either party changes its business operation mode, the parties shall negotiate actively to sign a new contract or supplementary agreement according to the new mode; If no agreement can be reached through negotiation, this contract shall be terminated and neither party shall bear the liability for breach of contract.

4. Any dispute arising from the execution of this Contract shall be settled by both parties through negotiation. If the negotiation is invalid, either party may file a lawsuit with the people’s court of the place where either party is located.

5. In view of the importance attached to the contract and the requirements of management, Party A and Party B agree to create an electronic contract of goods transportation before the 5th day of the following month based on the actual transportation amount and volume of the last month, as an indispensable appendix of this cooperation agreement. Party A and Party B both acknowledge this Contract (no matter whether signed or sealed by both parties)

IX. Confidentiality:

Both parties undertake to keep confidential of the documents, data and information (including trade secrets, purchase and sales channels, sales prices, transportation routes, vehicle sources, operation activities and other information) of the other party that are obtained from the other party during the discussion, signing and execution of this Agreement and cannot be obtained through public channels. Without the consent of the data provider, the other party shall not disclose all or part of the trade secret to a third party. The breaching party shall indemnify the other party in full for all losses caused thereby, including actual losses already incurred and expected loss.

X. Term

This Agreement shall come into force upon signed and sealed by both parties. The Agreement shall be valid from July 1, 2019 to December 31, 2020.

This agreement is made in four originals, with two held by each party.

Party A: Shengfeng Logistics Group Co. Ltd

Signature of authorized representative:

Date: June 30, 2019

Party B: Hubei Luge Logistics Co. Ltd

Signature of authorized representative:

Date: June 30, 2019

Attachment: List of Affiliates of Party A and Party B

Company Name	Billing entity	Freight account	Account name	Bank Account
Shengfeng Supply Chain Management Co., Ltd. -- Zhonglian Jianqi	Shengfeng Supply Chain Management Co., Ltd	*************	*************	*************
Shing Fung Logistics Group Limited - Postal Division	Shengfeng Supply Chain Management Co., Ltd	*************	*************	*************
Sichuan shengfeng logistics co. LTD	Sichuan shengfeng logistics co. LTD	*************	*************	*************
Guangdong Shengfeng Logistics Co., Ltd. - Supply Chain Business Division	Guangdong shengfeng logistics co., LTD	*************	*************	*************
Diaobingshan Hengde Logistics Co., Ltd	Diaobingshan hengde logistics co. LTD	*************	*************	*************
Fujian Shengfeng Logistics Group Co., Ltd. - Vehicle Business Department	Fujian Shengfeng Logistics Group Co. Ltd	*************	*************	*************
Beijing Shengfeng Supply Chain Management Co. Ltd	Beijing Shengfeng Supply Chain Management Co. Ltd	*************	*************	*************
Shengfeng Logistics (Guizhou) Co. Ltd	Shengfeng Logistics (Guizhou) Co. Ltd	*************	*************	*************
Fuqing Shengfeng Logistics Co. Ltd	Fuqing Shengfeng Logistics Co. Ltd	*************	*************	*************
Shengfeng Logistics Hebei Co., Ltd. Handan Business Department	Shengfeng Logistics Hebei Co. Ltd	*************	*************	*************
Suzhou Shengfeng Logistics Co., Ltd. Changzhou Branch	Suzhou shengfeng logistics co. LTD	*************	*************	*************
Suzhou Shengfeng Logistics Co., Ltd. Wuxi Branch	Suzhou shengfeng logistics co. LTD	*************	*************	*************
Fujian Shengfeng Logistics Group Ningde Branch	Shengfeng Logistics Group Co. Ltd	*************	*************	*************
Shanghai Shengxu Jiading Business Department	Shanghai Shengxu Logistics Co., Ltd	*************	*************	*************
Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Heyuan Branch	Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Branch	*************	*************	*************
Shengfeng Logistics (Liaoning) Co., Ltd. Harbin Branch	Shengfeng Logistics (Liaoning) Co. Ltd	*************	*************	*************

Shengfeng Logistics (Liaoning) Co., Ltd. Changchun Branch	Shengfeng Logistics (Liaoning) Co. Ltd	*************	*************	*************
Beijing Shengfeng Supply Chain Management Co., Ltd. -- Hohhot	Beijing Shengfeng Supply Chain Management Co. Ltd	*************	*************	*************
Shengfeng Supply Chain Management Co., Ltd	Shengfeng Supply Chain Management Co., Ltd	*************	*************	*************
Hubei Shengfeng Logistics Co., Ltd. Nanchang Branch	Hubei Shengfeng Logistics Co., Ltd. Nanchang Branch	*************	*************	*************
Hangzhou shengfeng logistics co., LTD. Ningbo branch	Hangzhou shengfeng logistics co., LTD. Ningbo branch	*************	*************	*************
Fujian Shengfeng Logistics Group Gushan Branch	Shengfeng Logistics Group Co. Ltd	*************	*************	*************
Nanjing Shengfeng Logistics Co., Ltd. Hefei Branch	Nanjing Shengfeng Logistics Co., Ltd. Hefei Branch	*************	*************	*************
Guangdong Shengfeng Logistics Co., Ltd. Shantou Branch	Guangdong Shengfeng Logistics Co., Ltd. Shantou Branch	*************	*************	*************
Hubei Shengfeng Logistics Co., Ltd. Changsha Branch	Hubei Shengfeng Logistics Co., Ltd. Changsha Branch	*************	*************	*************
Shengfeng Logistics Hebei Co. Ltd	Shengfeng Logistics Hebei Co. Ltd	*************	*************	*************
Longyan Branch of Xiamen Shengfeng Logistics Co., Ltd	Xiamen shengfeng logistics co., LTD	*************	*************	*************
Shengfeng Logistics (Shandong) Co., Ltd. Qingdao Branch	Shengfeng Logistics (Shandong) Co., Ltd. Qingdao Branch	*************	*************	*************
Shengfeng Logistics (Guangxi) Co. Ltd	Shengfeng Logistics (Guangxi) Co. Ltd	*************	*************	*************
Shengfeng Logistics (Yunnan) Co. Ltd	Shengfeng Logistics (Guangxi) Co. Ltd	*************	*************	*************
Shengfeng Logistics (Liaoning) Co. Ltd	Shengfeng Logistics (Liaoning) Co. Ltd	*************	*************	*************
Shengfeng Logistics (Tianjin) Co., Ltd	Shengfeng Logistics (Tianjin) Co., Ltd	*************	*************	*************
Shengfeng Logistics (Henan) Co. Ltd	Shengfeng Logistics (Henan) Co. Ltd	*************	*************	*************
Beijing Shengfeng Supply Chain Management Co. Ltd	Beijing Shengfeng Supply Chain Management Co. Ltd	*************	*************	*************

Guangdong Shengfeng Logistics Co., Ltd. Dongguan Branch	Guangdong Shengfeng Logistics Co., Ltd. Dongguan Branch	*************	*************	*************
Guangdong shengfeng logistics co., LTD. Zhongshan branch	Guangdong shengfeng logistics co., LTD. Zhongshan branch	*************	*************	*************
Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Branch	Guangdong Shengfeng Logistics Co., Ltd. Shenzhen Branch	*************	*************	*************
Guangdong shengfeng logistics co., LTD	Guangdong shengfeng logistics co., LTD	*************	*************	*************
Hubei shengfeng logistics co. LTD	Hubei shengfeng logistics co. LTD	*************	*************	*************
Hubei Shengfeng Logistics Co., Ltd. Chongqing Branch	Hubei Shengfeng Logistics Co., Ltd. Chongqing Branch	*************	*************	*************
Shengfeng Logistics (Shandong) Co. Ltd	Shengfeng Logistics (Shandong) Co. Ltd	*************	*************	*************
Fujian Shengfeng Logistics Group Changle Branch	Shengfeng Logistics Group Co. Ltd	*************	*************	*************
Suzhou shengfeng logistics co. LTD	Suzhou shengfeng logistics co. LTD	*************	*************	*************
Hangzhou shengfeng logistics co. LTD	Hangzhou shengfeng logistics co. LTD	*************	*************	*************
Nanjing shengfeng logistics co., LTD	Nanjing shengfeng logistics co., LTD	*************	*************	*************
Shanghai Shengxu Logistics Co., Ltd	Shanghai Shengxu Logistics Co., Ltd	*************	*************	*************
Fujian Shengfeng Logistics Group Co. Ltd	Shengfeng Logistics Group Co. Ltd	*************	*************	*************
Shengfeng Logistics Group Co., Ltd. Putian Branch	Shengfeng Logistics Group Co., Ltd. Putian Branch	*************	*************	*************
Xiamen Shengfeng Logistics Co., Ltd. Zhangzhou Branch	Xiamen Shengfeng Logistics Co., Ltd. Zhangzhou Branch	*************	*************	*************
Xiamen shengfeng logistics co., LTD	Xiamen shengfeng logistics co., LTD	*************	*************	*************
Xiamen Shengfeng Logistics Co., Ltd. Quanzhou Branch	Xiamen Shengfeng Logistics Co., Ltd. Quanzhou Branch	*************	*************	*************

Hubei Shengfeng Logistics Co., Ltd. Xi ‘an Branch	Hubei Shengfeng Logistics Co., Ltd. Xi ‘an Branch	*************	*************	*************
Hangzhou shengfeng logistics co., LTD. Wenzhou branch	Hangzhou shengfeng logistics co. LTD	*************	*************	*************
Hubei Shengfeng Logistics Co., Ltd. Chengdu Branch	Hubei Shengfeng Logistics Co., Ltd. Chengdu Branch	*************	*************	*************
Shengfeng Logistics Group Co., Ltd. - East China Supply Chain Business Division	Shengfeng Logistics Group Co. Ltd	*************	*************	*************
Shing Fung Logistics Group Co. Ltd. - Shenmu Project	Shengfeng Logistics Group Co. Ltd	*************	*************	*************
Guangdong shengfeng logistics co., LTD	Guangdong shengfeng logistics co., LTD	*************	*************	*************
Shengfeng Supply Chain Management Co., Ltd. Master Kong Project	Shengfeng Supply Chain Management Co., Ltd	*************	*************	*************
Shanghai Shengxu Logistics Co., Ltd. Longji Project Department	Shanghai Shengxu Logistics Co., Ltd	*************	*************	*************
Shanghai Xinshengxu Supply Chain Management Co., Ltd	Shanghai Xinshengxu Supply Chain Management Co., Ltd	*************	*************	*************